UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2021 (March 25, 2021)

BLUE LINE PROTECTION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52942	20-5543728
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

5765 Logan St., Denver, CO 80216

(Address of principal executive offices)

(800) 844-5576

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K (the “Original Report”) of Blue Line Protection Group, Inc., a Nevada corporation (the “Company”), filed on March 26, 2021 (the “Original Report”). The sole purpose of this Amendment is to amend the definition of the “Effective Date” in Item 3.03 of the Original Report and update the market, stockholders and other interested parties in respect of the disclosures contained in Item 8.01 herein. No other revisions have been made to the Original Report, and other than mentioned in the foregoing sentence, this 8-K/A does not amend, update, or change any other items or disclosures contained in the Original Report.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The definition of “Effective Date” is amended to have the meaning set forth in Item 8.01 below, incorporated hereinto this Item 3.03 by reference thereto.

ITEM 8.01	OTHER EVENTS.

Delay of Effective Date of Planned Reverse Stock Split

The Board of Directors of the Company approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-100 (the “Reverse Stock Split”), described in the Original Report, incorporated herein by reference thereto, subject to the updated definition of “Effective Date” below.

The Company has received certain questions and inquiries from the Financial Industry Regulatory Authority (“FINRA”) with respect to the planned Reverse Stock Split. The Company is diligently responding to each such question and inquiry. While the effective date of the Reverse Stock Split was originally intended to occur on April 6, 2021, the Reverse Stock Split will not be effectuated until all FINRA comments have been resolved.

Upon clearance by FINRA of all questions and diligence inquiries, the Company will set a new effective date for the Reverse Stock Split and the corresponding posting for the corporate action on the FINRA OTC Daily List (such new date of effectiveness of the Reverse Stock Split, the “Effective Date”). The Company will file a supplemental amendment on Form 8-K/A in advance of the new Effective Date in accordance with Rule 10b17 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

April 1, 2021	Blue Line Protection Group, Inc.

	By:	/s/ Evan DeVoe
Evan DeVoe
Chief Executive Officer

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